Lincoln Financial Announces Long-Term Strategic Partnership with Bain Capital April 9, 2025

2 Forward-Looking Statements – Cautionary Language Certain statements made in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements. Forward-looking statements may contain words like: "anticipate," "believe," "estimate," "expect," "project," "shall," "will" and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, performance or financial results, including the closing of the transaction and the expected timing thereof, the expected benefits of the transaction, the expected use of transaction proceeds, the expected improvement to our leverage ratio, and the expected impact of the transaction on free cash flow. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the ability of Lincoln to consummate the transaction with Bain Capital; the possibility that the expected benefits related to the transaction may not materialize as expected; the transaction may not be timely completed, if completed at all; the ability to satisfy the closing conditions to the transaction in a timely basis or at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Lincoln or Bain Capital to terminate one or more of the transaction agreements; and the outcome of any legal proceedings that may be instituted against Lincoln, Bain Capital or their respective directors, officers or employees. Our most recent Annual Report on Form 10-K, as well as other reports that we file with the SEC, include risk factors that could affect our future actions, businesses and financial performance and results. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors or to assess the effect of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, we disclaim any obligation to correct or update any forward-looking statements to reflect events or circumstances that occur after the date of this presentation.

3 Announcing a Strategic Partnership 1 Represents expected ownership of outstanding LNC common stock following closing of transaction. Premium based on 30-day volume-weighted average share price as of April 8, 2025. Accelerating Value Creation Bain Capital to become strategic partner across multiple value streams ❑ Partnership to emphasize investment management, distribution, product development, and other strategic initiatives Aligning Interests Bain Capital to acquire a 9.9% stake in Lincoln at 25% premium1 ❑ Equity ownership drives alignment between both parties and creates growth capital for Lincoln’s strategic priorities Scaling Private Asset Sourcing Bain Capital to provide differentiated access to private asset origination ❑ Meaningful general account asset commitment expected to scale to a minimum of $20B over 6 years Lincoln Financial to enter into long-term strategic partnership with Bain Capital, underpinned by Bain Capital becoming a minority investor in Lincoln

4 Transaction Rationale Accelerating our strategic priorities by partnering with a leading private investment manager at attractive economics • Enhances competitive positioning by providing greater and sustained access to differentiated private asset classes with strong risk-adjusted returns • Provides growth capital to increase spread-based earnings, optimize the mix of external and internal flow reinsurance, and further optimize our investment portfolio • Improves financial flexibility by reducing leverage ratio from 27.8% at year-end 2024 to ~26.5% pro-forma at year-end 2024, accelerating progress toward the target of 25% and future optionality around capital return1 • Allows for capital optionality on accelerating the optimization of legacy life liabilities • Creates long-term alignment with strategic partner on future incremental opportunities around product development, distribution, and strategic initiatives 1 See Appendix for definition and calculation of leverage ratio.

Our Strategic Partner

Lincoln Financial

BainCapital

Bain Capital is a global private investment firm that *partners differently* to *unlock opportunity* and help people and companies *create exceptional outcomes*

Founded	1984 as a private partnership
AuM	$185+ billion
Global team	1,875+ in 24 offices on four continents

Bain Capital has strong insurance investing and asset management capabilities underpinned by a long-tenured track record of investing at scale, broad capabilities aligned to Lincoln's general account, and a deep global team

Credit & Capital Markets

Lincoln Focus: Structured Assets, Direct Lending

$54B *AuM*

123 *Investment Professionals*

- Global credit platform with 25-year history of success and relationships.
- Deep industry research and diligence capabilities, augmented by analytical rigor and Bain Capital global and platform advantages.
- Robust and diversified sourcing capabilities delivering advantage to our partners.

Real Assets

Lincoln Focus: Asset Based Finance, Mortgage Loans/Real Estate

$32B *AuM*

211 *Investment Professionals*

- Building the next generation of real assets, with a focus on thematic, programmatic investing, as well as opportunistic investing.
- Drawing upon Bain Capital's pioneering value-added approach, global platform, and deep vertical expertise to build customer-centric platforms in partnership with highly experienced operating specialists.
- Unique origination capabilities across the broad asset based lending universe.

Private Equity

Lincoln Focus: Direct Private Equity, Structured Notes, iCOLI

$99B *AuM*

485 *Investment Professionals*

- Pioneered value-added private equity in 1984, transforming businesses through deep sector expertise.
- Driving strong operational outcomes across cycles without reliance on market tailwinds or financial engineering.
- Extensive knowledge, experience, and networks across consumer, industrials, healthcare, technology, and financial and business services.

5

Note: AuM data as of September 30, 2024 and investment professional data as of January 1, 2025.

6 Distinct Benefits Through Access to a Diverse Range of Asset Origination Platforms Through Bain Capital Insurance Efficient Strategy Bain Capital ownership / partnership with leading asset origination platforms that source capital efficient assets for insurance companies Asset Sourcing Partnership Strategy Partner with one-stop-shops for asset sourcing, pricing, diligence, data reconciliation, ongoing risk monitoring Proprietary Access Proprietary asset sourcing capabilities; recurring access to flow capacity of high-quality, and yield-enhanced assets Dependable Flows Better predictability of volume vs. competing on price whenever volume is needed Credit Quality Consistency Control over credit/buy box vs. digging through what an originator has produced Efficient Access No need to negotiate one-off purchase agreements with different terms and reps, or negotiate TPAs with diligence vendors and data reconciliation services Representative Asset Origination Platforms Consumer / Mortgage Finance Specialty / Commercial Finance Corporate Credit Transportation / Hard Assets

7 Key Terms Capital • 9.9% common equity issuance at $44.00 per share for total cash consideration of $825M1 • Customary transfer and standstill restrictions in place — 3-year lock-up for all of the shares held by Bain Capital, followed by restricted ability to sell shares — Bain Capital required to maintain ownership of at least one third of initial investment for investment management fee commitment to remain in place AuM • 10-year investment management fee commitment • $1.4B in AuM at or shortly following close • $20B in minimum AuM commitment by the end of year 6 • Lincoln will maintain its multi-manager investment model (all Bain Capital targeted asset classes are on a non-exclusive basis) Targeted Asset Classes • Private Corporate Credit • Structured Credit • Mortgage Loans • Private Equity Fees • Investment management fee rates in line with current external investment manager arrangements • Ultimate minimum fee of 50bps on contractual AuM managed across all asset classes Other • Bain to have Observer right on Lincoln National Corporation board, with potential for Board seat at a later date • Expected closing 2H25 1 Represents expected ownership of outstanding LNC common stock following closing of transaction.

Use of Proceeds

Lincoln Financial

Capital expected to be deployed toward accelerating our strategic priorities, including growing spread-based earnings, optimizing our legacy life block, and increasing overall free cash flow

1 Grow Spread-Based Retail Annuities

- Optimize mix of external and internal reinsurance
- Grow FIA, MYGA, and RILA sales
- **New business returns: 12%+[1]**

2 Grow Institutional Spread Businesses

- Scale recently launched FABN program
- Develop other institutional spread-based programs
- **New business returns: 12%+[1]**

3 Optimize the Legacy Life Portfolio

- Reposition existing investment portfolio including growth in Alternatives portfolio
- Explore reinsurance solutions
- **Target IRR: TBD**

Proceeds expected to be deployed over ~18 months post-closing, with transaction accretive to free cash flow per share by 2027

[1] New business returns are expected.

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9 Significant Opportunity to Grow Spread-based Earnings 5 6 7 9 11 <1 2 2 2020 2021 2022 2023 2024 Top 5 Avg Sales $B Lincoln Sales $B 5 5 10 14 13 1 1 3 3 2 2020 2021 2022 2023 2024 Top 5 Avg Sales $B Lincoln Sales $B 5 7 5 5 7 2020 2021 2022 2023 2024 Top 5 Avg Issuance $B Fixed Indexed Annuity Sales1 • $124B total 2024 industry sales • 30% industry CAGR 2020-2024 MYGA Sales1 • $151B total 2024 industry sales • 25% industry CAGR 2020-2024 <1 <1 FABN Issuance2 • $58B total 2024 industry issuances • Lincoln first issuance in 1Q25 of $500M Combining Lincoln’s industry leading distribution and product capabilities with Bain Capital’s ability to source attractive risk-adjusted returns should allow significant growth over time 1 Source: LIMRA U.S. Individual Annuities Sales Survey 2024, 2023, 2022, 2021 and 2020. 2 Source: Individual company data and Bloomberg.

10 Profitable Growth Strategic shift toward businesses and products with more stable cash flows, focusing on maximizing risk-adjusted returns while decreasing sensitivity to equity markets Executing on Our Strategic Priorities Long-term value creation built upon a strong capital foundation, an optimized operating model, and a strategy for profitable growth Foundational Capital Build and maintain capital required to ensure enterprise stability across market cycles and to support investment for profitable growth sensitivity to equity markets Optimized Operating Model Advance a scalable framework for managing the enterprise’s resources and activities that maximizes cost efficiency, expands asset sourcing, and optimizes capital allocation Fortitude Re Transaction Sale of LFN to Osaic Launch of Bermuda Affiliate Company-wide Expense Actions Initial FABN Issuance Strategic Partnership with Bain Capital Execution of Affiliated Bermuda Flow Reinsurance Agreement 2023 2024 2025 Building a Track Record of Strategic Execution: Repositioned Business Unit Strategies

11 Appendix

12 Non-GAAP Financial Measures Reconciliations of the following non-GAAP financial measures to the most directly comparable GAAP financial measure or a calculation of such measure, as applicable, are presented herein beginning on slide 13. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States and should not be considered in isolation from or as a replacement for the most directly comparable GAAP financial measures. Further, other companies may calculate these non-GAAP financial measures differently than we do, which may limit the usefulness of those measures for comparative purposes. Leverage ratio Leverage ratio is a measure that we use to monitor the level of our debt relative to our total capitalization. Debt used in this metric reflects total debt and preferred stock adjusted for certain items. Total capitalization reflects debt used in the numerator of this ratio and stockholders' equity adjusted for certain items. Adjusted stockholders’ equity Adjusted stockholders’ equity is stockholders’ equity, excluding all other comprehensive income, preferred stock, market risk benefit-related impacts, guaranteed living benefit and guaranteed death benefit hedge instruments gains (losses) and the difference between amounts recognized in net income (loss) on reinsurance-related embedded derivatives and the underlying asset portfolios (“reinsurance-related embedded derivatives and portfolio gains (losses)”). Management believes this metric is useful to investors because it eliminates the effect of market movements that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Stockholders’ equity is the most directly comparable GAAP measure.

13 Leverage Ratio Unaudited (millions of dollars) As of 12/31/24 Leverage Ratio Short-term debt (1) $ 300 Long-term debt 5,856 Total debt (2) 6,156 Preferred stock 986 Total debt and preferred stock 7,142 Less: Operating debt (3) 868 Pre-funding of upcoming debt maturities 300 25% of capital securities and subordinated notes 302 50% of preferred stock 493 Carrying value of fair value hedges and other items 111 Total numerator $ 5,068 Adjusted stockholders’ equity (4) (5) $ 12,367 Add: 25% of capital securities and subordinated notes 302 50% of preferred stock 493 Total numerator 5,068 Total denominator (4) $ 18,230 Leverage ratio (4) 27.8% (1) As of December 31, 2024, consists of $300 million principal amount of our 3.35% Senior Notes due March 9, 2025. (2) Excludes obligations under finance leases and certain financing arrangements of $521 million that are reported in other liabilities on our Consolidated Balance Sheets. (3) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies. (4) Assuming the close of the common equity issuance transaction and receipt of the related estimated cash consideration of approximately $800 million net of issuance fees effective December 31, 2024, adjusted stockholders' equity would increase by that amount to $13,167 million as of such date, which would result in a total denominator of $19,030 million and a leverage ratio of approximately 26.5%. (5) See reconciliation to stockholders’ equity on slide 14.

14 Reconciliation of Stockholders’ Equity to Adjusted Stockholders’ Equity Unaudited (millions of dollars) As of or For the Three Months Ended 12/31/24 Stockholders’ Equity, End-of-Period Stockholders' equity (1) $ 8,269 Less: Preferred stock 986 AOCI (5,036) Stockholders’ equity, excluding AOCI and preferred stock 12,319 MRB-related impacts 3,165 GLB and GDB hedge instruments gains (losses) (3,062) Reinsurance-related embedded derivatives and portfolio gains (losses) (151) Adjusted stockholders' equity (1) $ 12,367 (1) Assuming the close of the common equity issuance transaction and receipt of the related estimated cash consideration of approximately $800 million net of issuance fees effective December 31, 2024, both stockholders' equity and adjusted stockholders’ equity would increase by that amount to $9,069 million and $13,167 million, respectively, as of December 31, 2024.